SCHEDULE OF ALLOCATION ACQUISITION COST (Details) - Quantum Transportation Ltd [Member] - USD ($) $ in Thousands	1 Months Ended	6 Months Ended
	Jan. 31, 2026	Jun. 30, 2026
Business Combination [Line Items]
Fair value of ordinary shares issued	$ 1,073
Transaction costs	13
Total acquisition cost	1,086
Net identifiable assets acquired	(58)
Acquired IPR&D asset recognized as research and development expense	$ 1,028	$ 1,028